EQ ADVISORS TRUSTSM

Multimanager Technology Portfolio

SUPPLEMENT DATED JANUARY 26, 2023, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information about: (i) a new sub‑adviser to a portion of the Active Allocated Portion of the Multimanager Technology Portfolio (the “Portfolio”); and (ii) related changes to the Portfolio’s principal risks.

On December 15‑16, 2022, the Board of Trustees of the Trust (the “Board”) approved (i) the appointment of FIAM LLC (“FIAM”) as a sub‑adviser to a portion of the Active Allocated Portion of the Portfolio; and (ii) an amended and restated investment sub‑advisory agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and FIAM. In connection with the appointment of FIAM, the Board also approved (i) the appointment of FIL Investment Advisors (“FIA”) and its affiliate FIL Investment Advisors (UK) Limited (“FIA (UK)”) as sub‑sub‑adviser and sub‑sub‑sub‑adviser, respectively, with respect to the Active Allocated Portion of the Portfolio allocated to FIAM; (ii) a new investment sub‑sub‑advisory agreement between FIAM and FIA; and (iii) a new investment sub‑sub‑sub‑advisory agreement between FIA and FIA (UK). These agreements with respect to the Portfolio will become effective on or about February 10, 2023.

The following changes to the Summary Prospectus, Prospectus and SAI are effective on or about February 10, 2023:

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is amended to include the following “Currency Risk” as a sub‑category of “Foreign Securities Risk”:

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

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The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Who Manages the Portfolio” is amended to include the following:

Sub‑Adviser: FIAM LLC (“FIAM” or the “Sub‑Adviser”)
Sub‑Sub‑Adviser: FIL Investment Advisors (“FIA” or the “Sub‑Sub‑Adviser”)
Sub‑Sub‑Sub‑Adviser: FIL Investment Advisors (UK) Limited (“FIA (UK)” or the “Sub‑Sub‑Sub‑Adviser”)

Portfolio Manager: The individual responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Hyun Ho Sohn	Portfolio Manager of FIA (UK)	February 2023

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The section of the Portfolio’s Prospectus entitled “Management of the Trust — The Sub‑Advisers — FIAM LLC” is amended to include the following information:

FIAM serves as the Sub‑Adviser to a portion of the Active Allocated Portion of the Multimanager Technology Portfolio. FIAM has entered into a sub‑sub‑advisory agreement, whereby FIAM may delegate certain of its investment advisory services to FIL Investment Advisors (“FIA”), located at Pembroke Hall 42 Crow Lane, Pembroke, HM19, Bermuda. FIA, in turn, has entered into a sub‑sub‑sub‑advisory agreement, whereby FIA may delegate certain of its investment advisory services to FIL Investment Advisors (UK) Limited (“FIA (UK)”), an affiliate of FIA, located at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom. FIA and FIA (UK) are registered as investment advisers with the SEC. Subject to FIAM’s oversight and supervision, FIA and FIA (UK) will be responsible for providing discretionary investment advisory services with respect to the portion of the Multimanager Technology Portfolio allocated to FIAM.

Hyun Ho Sohn is responsible for the investment decisions for an Active Allocated Portion of the Multimanager Technology Portfolio. Since joining FIA (UK) and its affiliates in 2006, Mr. Sohn has been an equity research analyst and portfolio manager.

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The section of the SAI entitled “Investment Management and Other Services — The Sub‑Advisers” is amended to include the following information:

Portfolio	Name and Control Persons of the Sub‑Adviser
Multimanager Technology Portfolio	AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

FIAM LLC is an indirectly held subsidiary of FMR LLC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non‑Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors and FIL Investment Advisors (UK) Limited. Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non‑U.S. investment companies and private accounts investing in securities throughout the world.

Wellington Management is a Delaware limited liability partnership whose sole business is investment management.

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The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — FIAM LLC” is amended to include the following information:

FIAM LLC (“FIAM” or “Sub‑Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2022						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)
Multimanager Technology Portfolio
Hyun Ho Sohn	N/A	N/A	2	13,779	2	436	N/A	N/A	N/A	N/A	N/A	N/A

Hyun Ho Sohn is the manager of the portion of the Multimanager Technology Portfolio allocated to FIAM, FIA and FIA (UK) and is remunerated for his services. FIA (UK)’s compensation structure is determined within the group-wide compensation framework of FIL Limited (FIL) and is designed to attract, motivate, and retain key talent. FIL has a remuneration committee that oversees all group remuneration activities.

Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIL, as applicable, or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIL or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre‑tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other funds and accounts. The pre‑tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIL. The portion of Hyun Ho Sohn’s bonus that is linked to the investment performance of the portion of the Multimanager Technology Portfolio allocated to FIA (UK) is based on the pre‑tax investment performance of the portion of the fund’s assets the portfolio manager manages measured against the MSCI ACWI Information Technology Index (Net Dividends Reinvested). Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FIL Limited.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre‑tax performance of the fund, rather than its after‑tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIA (UK) or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by FIA (UK)’s Code of Ethics.

Ownership of Shares of the Portfolio as of December 31, 2022

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Multimanager Technology Portfolio
Hyun Ho Sohn	X

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